EXHIBIT 1.1


                            MELLON AUTO TRUST 199_-_
                 $_______ ___% CLASS A ASSET BACKED CERTIFICATES
                 $_______ ___% CLASS B ASSET BACKED CERTIFICATES
                       Mellon Auto Receivables Corporation
                                   (DEPOSITOR)

                         FORM OF UNDERWRITING AGREEMENT
                                _______ __, 199_

[Name of Underwriter(s)]
[Address(es) of Underwriter(s)]


Ladies and Gentlemen:

          Mellon Auto Receivables Corporation (the "Depositor") has previously filed a registration statement with the Securities and Exchange Commission relating to the issuance and sale from time to time of up to $____ of asset backed notes and/or asset backed certificates. The Depositor proposes to cause MELLON AUTO TRUST 199_-_ (the "Trust") to issue and sell $_________ principal amount of its ___% Class A Asset Backed Certificates (the "Class A Certificates") and $________ principal amount of its Class B ___% Asset Backed Certificates (the "Class B Certificates" and, together with the Class A Certificates, the "Certificates") to you, as underwriters (each, an "Underwriter"). The assets of the Trust will include, among other things, a pool of motor vehicle retail installment sale contracts and other motor vehicle installment chattel paper (the "Receivables") secured by new and used automobiles (including passenger cars, minivans, sport/utility vehicles and light trucks) financed thereby (the "Financed Vehicles"), and certain monies received thereunder on or after , _____________ __, 199__ (the "Cutoff Date"), and the other property and the proceeds thereof to be conveyed to the Trust pursuant to the Pooling and Servicing Agreement to be dated as of , ______ __, 199__ (the "Pooling and Servicing Agreement") among _________________, a ___________________ (the "Trustee"), the Depositor, Mellon Bank, N.A., as seller (in such capacity, the "Seller") and as servicer (in such capacity, the "Servicer"). Pursuant to the Pooling and Servicing Agreement, the Seller will sell the Receivables to the Depositor, the Depositor will sell the Receivables to the Trust and the Servicer will service the Receivables on behalf of the Trust. In addition, pursuant to the Pooling and Servicing Agreement, the Servicer will agree to perform certain administrative tasks on behalf of the Trust.

          Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Servicing Agreement.

          SECTION 1 REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR. The Depositor represents and warrants to, and agrees with the Underwriters that:

          A. A Registration Statement on Form S-3 (No. 333-65271) has (i) been prepared by the Depositor in conformity with the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such Registration Statement have been delivered by the Depositor to the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Registration Statement" means such registration statement, at the Effective Time, including any documents incorporated by reference therein at such time; "Basic Prospectus" means the final prospectus included in the Registration Statement at the Effective Time; "Prospectus Supplement" means the final prospectus supplement relating to the Offered Certificates, to be filed with the Commission pursuant to paragraph (2), (3) or (5) of Rule 424(b) of the Rules and Regulations; and "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. Reference made herein to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of the Prospectus and any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the "Exchange Act") after the date of the Prospectus, and incorporated by reference in the Prospectus and any reference to any amendment to the Registration Statement shall be deemed to include any report of the Depositor filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. There are no contracts or documents of the Depositor which are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations which have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statement. The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

          B. The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations. The Registration Statement, as of the Effective Date thereof and of any amendment thereto, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date, and as amended or supplemented as of the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Depositor in writing by the Underwriters expressly for use therein. The only information furnished by or on behalf of the Underwriters for use in connection with the preparation of the Registration Statement or the Prospectus is described in Section 8(I) hereof.

          C. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation is made as to documents deemed to be incorporated by reference in the Prospectus as the result of filing a Form 8-K at the request of the Underwriters except to the extent such documents reflect information furnished by the Depositor to the Underwriters for the purpose of preparing such documents.

          D. Since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, management, financial condition, or results of operations of the Depositor, otherwise than as set forth or contemplated in the Prospectus as supplemented or amended as of the Closing Date.

          E. The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement and to cause the Certificates to be issued.

          F. There are no actions, proceedings or investigations pending before or threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject (a) which if determined adversely to the Depositor would have a material adverse effect on the business or financial condition of the Depositor, (b) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, or the Certificates, (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by the Pooling and Servicing Agreement or this Agreement, or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement, this Agreement or the Certificates.

          G. This Agreement has been, and the Pooling and Servicing Agreement, when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Depositor, and this Agreement constitutes, and the Pooling and Servicing Agreement when executed and delivered as contemplated herein, will constitute, legal, valid and binding instruments enforceable against the Depositor in accordance with their respective terms, subject as to enforceability to (x) applicable bankruptcy, reorganization, insolvency moratorium or other similar laws affecting creditors' rights generally, (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Agreement, limitations of public policy under applicable securities laws.

          H. The execution, delivery and performance of this Agreement and the Pooling and Servicing Agreement by the Depositor and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Certificates do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party, by which the Depositor is bound or to which any of the properties or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets.

          I. KPMG Peat Marwick LLP is an independent public accountant with respect to the Depositor as required by the Securities Act and the Rules and Regulations.

          J. The direction by the Depositor to the Trustee to execute, authenticate, issue and deliver the Certificates has been duly authorized by the Depositor, and assuming the Trustee has been duly authorized to do so, when executed, authenticated, issued and delivered by the Trustee in accordance with the Pooling and Servicing Agreement, the Certificates will be validly issued and outstanding and will be entitled to the benefits provided by the Pooling and Servicing Agreement.

          K. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Certificates and the sale of the Certificates to the Underwriters, or the consummation by the Depositor of the other transactions contemplated by this Agreement and the Pooling and Servicing Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Certificates by the Underwriters or as have been obtained.

          L. The Depositor possesses all material licenses, certificates, authorities or permits issued by the appropriate State, Federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, and the Depositor has not received notice of any proceedings relating to the revocation or modification of any such license, certificate, authority or permit which if decided adversely to the Depositor would, singly or in the aggregate, materially and adversely affect the conduct of its business, operations or financial condition.

          M. The Depositor's assignment and sale of the Receivables to the Trust on the Closing Date will vest in the Trust all the Depositor's right, title and interest therein, or will result in a first priority perfected security interest therein, in either case subject to no other outstanding lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, "Liens").

          N. The Receivables are chattel paper as defined in the Uniform Commercial Code as in effect in the State of [Pennsylvania].

          O. Under generally accepted accounting principles, the Depositor will report its transfer of the Receivables to the Trustee pursuant to the Pooling and Servicing Agreement as a sale of the Receivables. The Depositor has been advised by KPMG Peat Marwick LLP that the transfer will be so classified under generally accepted accounting principles in accordance with Statement No. 77 of the Financial Accounting Standards Board. The Depositor will also report such transfer in all financial statements and reports prepared by it in accordance with applicable regulatory accounting principles.

          P. The Depositor, pursuant to the Pooling and Servicing Agreement, is transferring to the Trust ownership of the Receivables, the security interest in the Financed Vehicles securing the Receivables and the proceeds of each of the foregoing, and, immediately prior to the transfer thereof to the Trust, the Depositor will be the sole owner of all right, title and interest in, and will have good and marketable title to, the Receivables and the other property to be transferred by it to the Trust. The assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trust, pursuant to the Pooling and Servicing Agreement, vests in the Trust all interests which are purported to be conveyed thereby, free and clear of any Liens.

          Q. Immediately prior to the transfer of the Receivables to the Trust, the Depositor's interest in the Receivables and the proceeds thereof shall be perfected upon the filing of UCC-1 financing statements (the "Financing Statements") in the offices specified in Schedule I, and there shall be no unreleased statements affecting the Receivables filed in such offices other than the Financing Statements. If a court concludes that the transfer of the Receivables from the Depositor to the Trust is a sale, the interest of the Trust in the Receivables and the proceeds thereof will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the State of __________. If a court concludes that each such transfer is not a sale, the Pooling and Servicing Agreement and the transactions contemplated thereby constitute a grant by the Depositor and the Depositor to the Trust of a valid security interest in the Receivables and the proceeds thereof, which security interest will be perfected upon the filing of the Financing Statements in the office of the Secretary of State of the State of __________ and [Pennsylvania]. No filing or other action, other than the filing of the Financing Statements in the office of the Secretary of State of the State of _____________ [and Pennsylvania] referred to above, is necessary to perfect and maintain the interest or the security interest of the Trust in the Receivables and the proceeds thereof against third parties.

          R. As of the Cut-Off Date, each of the Receivables will meet the eligibility criteria described in the Prospectus and will conform to the descriptions thereof contained in the Prospectus.

          S. Neither the Depositor nor the Trust created by the Pooling and Servicing Agreement is an "investment company" within the meaning of such term under the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations of the Commission thereunder.

          T. At the Closing Date, the Certificates and the Pooling and Servicing Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus.

          U. At the Closing Date, the Certificates shall have been rated in the categories and by the nationally recognized rating agencies as set forth in the Prospectus Supplement.

          V. Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the Pooling and Servicing Agreement and the Certificates have been paid or will be paid at or prior to the Closing Date.

          W. At the Closing Date, each of the representations and warranties of the Depositor set forth in the Pooling and Servicing Agreement will be true and correct in all material respects.

          Any certificate signed by an officer of the Depositor and delivered to the Underwriters or counsel for the Underwriters in connection with an offering of the Offered Certificates shall be deemed a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

          SECTION 2 PURCHASE AND SALE. The commitment of the Underwriters to purchase the Certificates pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth. The Depositor agrees to instruct the Trustee to issue the Certificates and agrees to sell to each Underwriter, and each Underwriter agrees (except as provided in Sections 10 and 11 hereof) severally and not jointly to purchase from the Depositor the aggregate initial principal amounts or percentage interests of the respective Class or Classes of Certificates set forth opposite their names on Schedule A, at the purchase price or prices set forth in Schedule A.

          SECTION 3 DELIVERY AND PAYMENT. Delivery of and payment for the Certificates to be purchased by the Underwriters shall be made at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, or at such other place as shall be agreed upon by the Underwriters and the Depositor at 10:00 A.M. New York City time on _____________, 199_, or at such other time or date as shall be agreed upon in writing by the Underwriters and the Depositor (such date being referred to as the "Closing Date"). Payment shall be made to the Depositor by wire transfer of same day funds payable to the account of the Depositor. Delivery of the Certificates shall be made to the Underwriters for the accounts of the applicable Underwriters against payment of the purchase price thereof. The Certificates shall be in such authorized denominations and registered in such names as the Underwriters may request in writing at least two business days prior to the Closing Date. The Certificates will be made available for examination by the Underwriters no later than 2:00 P.M. New York City time on the first business day prior to the Closing Date.

          SECTION 4 OFFERING BY THE UNDERWRITERS. It is understood that, subject to the terms and conditions hereof, the Underwriters propose to offer the Certificates for sale to the public as set forth in the Prospectus.

          SECTION 5 COVENANTS OF THE DEPOSITOR. The Depositor agrees as follows:

          A. To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the time required thereby; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective prior to the Closing Date or any supplement to the Prospectus or any amended Prospectus has been filed prior to the Closing Date and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Depositor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Certificates, to promptly advise the Underwriters of its receipt of notice of the issuance by the Commission of any stop order or of: (i) any order preventing or suspending the use of the Prospectus; (ii) the suspension of the qualification of the Certificates for offering or sale in any jurisdiction; (iii) the initiation of or threat of any proceeding for any such purpose; (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. In the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, the Depositor promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.

          B. To furnish promptly to the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

          C. To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (including exhibits thereto). If the delivery of a prospectus is required at any time prior to the expiration of nine months after the Effective Time in connection with the offering or sale of the Certificates, and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Depositor shall notify the Underwriters and, upon the Underwriters' request, shall file such document and prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance, and in case the Underwriters are required to deliver a Prospectus in connection with sales of any of the Certificates at any time nine months or more after the Effective Time, upon the request of the Underwriters but at their expense, the Depositor shall prepare and deliver to the Underwriters as many copies as the Underwriters may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

          D. To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Depositor or the Underwriters, be required by the Securities Act or requested by the Commission.

          E. The Depositor will cause any Investor Materials (as defined below) with respect to the Certificates which are delivered by any Underwriter to the Depositor and accompanied by a letter, reasonably acceptable to the Underwriters and the Depositor, of KPMG Peat Marwick LLP with respect to such Investor Materials to be filed with the Commission on a Current Report on Form 8-K (the "Form 8-K -- Investor Materials") at or before the time required by the No Action Letters (defined below); provided, however, that the Depositor shall have no obligation to file any materials which, in the reasonable determination of the Depositor after consultation with such Underwriter, (i) are not required to be filed pursuant to the No Action Letters or (ii) contain any erroneous information or untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Depositor shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Investor Materials provided by any Underwriter to the Depositor as aforesaid. For purposes hereof, as to each Underwriter, the term "Investor Materials" shall mean those Computational Materials, ABS Term Sheets and Collateral Term Sheets delivered by an Underwriter to the Depositor within the meaning of the no-action letter dated May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I and certain affiliates, the no-action letter dated May 27, 1994 issued by the Commission to the Public Securities Association and the no action letter dated February 17, 1995 issued by the Commission to the Public Securities Association (collectively, the "No Action Letters") for which the filing of such material is a condition of the relief granted in such letters.

          F. To furnish the Underwriters and counsel for the Underwriters, prior to filing with the Commission, and to obtain the consent of the Underwriters for the filing of the following documents relating to the
          Certificates: (i) amendment to the Registration Statement or supplement to the Prospectus, or document incorporated by reference in the Prospectus, or (ii) Prospectus pursuant to Rule 424 of the Rules and Regulations.

          G. To use its best efforts, in cooperation with the Underwriters, to qualify the Certificates for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States or elsewhere as the Underwriters may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Certificates. The Depositor will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Certificates have been so qualified.

          H. Unless the Underwriters shall otherwise have given their written consent, no asset-backed securities backed by motor vehicle receivables or other similar securities representing interest in or secured by other motor vehicle-related assets originated or owned by the Depositor or the Seller shall be publicly offered, sold nor shall the Depositor or the Seller enter into any contractual arrangements that contemplate the public offering or sale of such securities for a period of seven (7) business days following the commencement of the offering of the Certificates to the public.

          I. For a period from the date of this Agreement until the retirement of the Certificates, or until such time as the Underwriters shall cease to maintain a secondary market in the Certificates, whichever occurs first, the Depositor will deliver to the Underwriters the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Trustee pursuant to the Pooling and Servicing Agreement, as soon as such statements and reports are furnished to the Trustee.

          J. So long as any of the Certificates are outstanding, the Depositor will furnish to the Underwriters (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to Certificateholders or filed with the Commission on behalf of the Trust pursuant to the Exchange Act, or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Depositor as the Underwriters may reasonably request only insofar as such information reasonably relates to the Registration Statement or the Prospectus or the transactions contemplated by the Pooling and Servicing Agreement.

          K. On or before the Closing Date, the Depositor shall cause the computer records of the Depositor relating to the Receivables to show the absolute ownership by the Trustee on behalf of the Trust of the Receivables, and from and after the Closing Date the Depositor shall not take any action inconsistent with the ownership by the Trustee on behalf of the Trust of such Receivables, other than as permitted by the Pooling and Servicing Agreement.

         L. To the extent, if any, that any of the ratings provided with respect to the Certificates by the rating agency or agencies that initially rate any of the Certificates are conditional upon the furnishing of documents or the taking of any other actions by the Depositor on or prior to the Closing Date, the Depositor shall furnish such documents and take any such other actions. A copy of any such document shall be provided to the Underwriters at the time it is delivered to the rating agencies.

          SECTION 6 CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase the Certificates pursuant to this Agreement are subject to: (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Depositor and the Seller herein contained; (ii) the performance by the Depositor of all of its obligations hereunder; and (iii) the following conditions as of the Closing
Date:

          A. The Underwriters shall have received confirmation of the effectiveness of the Registration Statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with.

          B. The Underwriters shall not have discovered and disclosed to the Depositor on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact or omits to state a fact which, in the opinion of Stroock & Stroock & Lavan LLP, counsel for the Underwriters, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          C. All corporate proceedings and other legal matters relating to the authorization, form and validity of this Agreement, the Pooling and Servicing Agreement, the Certificates, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to the Underwriters and their counsel, and the Depositor shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          D. Stroock & Stroock & Lavan LLP, counsel to the Underwriters, shall have furnished to the Underwriters their written opinion, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

               1. The conditions to the use by the Depositor of a registration statement on Form S-3 under the Securities Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus.

               2. The Registration Statement and any amendments thereto have become effective under the 1933 Act; to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn and no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement, the Prospectus and each amendment or supplement thereto, as of their respective effective or issue dates (other than the financial and statistical information contained or incorporated therein, as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations thereunder.

               3. To the best of such counsel's knowledge, there are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

               4. The statements set forth in the Prospectus and the Prospectus Supplement under the captions "ERISA Considerations" and "Federal Income Tax Consequences" to the extent that they constitute matters of federal law or legal conclusions with respect thereto, provide a fair and accurate summary of such law or conclusions.

               5. The Pooling and Servicing Agreement conforms in all material respects to the description thereof contained in the Prospectus and is not required to be qualified under the Trust Indenture Act of 1939, as amended.

               6. Neither the Depositor nor the Trust is an "investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

               7. The Receivables are chattel paper as defined in the UCC as in effect in the State of New York.

               8. The Certificates conform in all material respects to the description thereof contained in the Prospectus.

               9. The Certificates, when duly and validly executed, authenticated and delivered by the Trustee in accordance with the Pooling and Servicing Agreement and, delivered to the Underwriters and paid for in accordance this Agreement, will be validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement.

               10. Assuming the due authorization, execution and delivery of this Agreement and the Pooling and Servicing Agreement by the other parties thereto, such agreements constitute the valid and binding obligations of each of the Depositor and Mellon Bank, N.A. (the "Bank"); enforceable against each of the Depositor and the Bank in accordance with their respective terms, subject as to enforceability to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally or rights of creditors of an institution the deposits in which are insured by the Federal Deposit Insurance Corporation and court decisions with respect thereto, (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and
               (z) with respect to rights of indemnity under this Agreement, limitations of public policy under applicable securities laws.

          Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters to the effect that no facts have come to the attention of such counsel which lead them to believe that: (a) the Registration Statement, at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except as to financial or statistical data contained or incorporated in the Registration Statement);or (b) the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial or statistical data contained or incorporated in the Prospectus).

          E. The Underwriters shall have received the favorable opinion or opinions, dated the Closing Date, of Stroock & Stroock & Lavan LLP, counsel to the Underwriters, addressed to the Depositor, the Rating Agencies, and the Underwriters, regarding the creation, attachment and perfection of a first priority security interest in the Receivables and the property held in the Reserve Account in favor of the Trustee on behalf of the Certificateholders. Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the federal law of the United States of America and the laws of the State of New York. To the extent any portion of such opinion is governed by the laws of the State of Delaware, such opinion will be given by ___________________.

          F. The Underwriters and the Depositor shall have received a favorable opinion, dated the Closing Date, of Carl Krasik, Esq., Associate General Counsel of Mellon Bank Corporation, with respect to certain matters relating to the Bank, in its capacity as both Seller and Servicer under the Pooling and Servicing Agreement, in form and substance satisfactory to the Underwriters, to the effect that:

               1. The Bank has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States. The Bank has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged and to enter into and perform its obligations under the Pooling and Servicing Agreement and this Agreement.

               2. The Bank is not in violation of its charter or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Bank is a party or by which it or its properties may be bound, which default might result in any material adverse change in the financial condition, earnings, affairs or business of the Bank or which might materially and adversely affect the ability of the Bank to perform its obligations under the Pooling and Servicing Agreement or this Agreement.

               3. This Agreement and the Pooling and Servicing Agreement have been duly authorized, executed and delivered by the Bank.

               4. The execution, delivery and performance of this Agreement and the Pooling and Servicing Agreement by the Bank and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Bank is a party or by which the Bank is bound or to which any of the property or assets of the Bank or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Bank , nor will such actions result in a violation of the provisions of the charter or by-laws of the Bank or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Bank or any of its properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Bank.

               5. There are not, to the best of such counsel's knowledge, any actions, proceedings or investigations pending before or, threatened by any court, administrative agency or other tribunal to which the Bank is a party or of which any of its properties is the subject: (a) which if determined adversely to the Bank would have a material adverse effect on the business, results of operations or financial condition of the Bank (b) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Bank of any of the transactions contemplated by this Agreement or the Pooling and Servicing Agreement; or (d) which might materially and adversely affect the performance by the Bank of its obligations under, or the validity or enforceability of, this Agreement, the Pooling and Servicing Agreement, or the Certificates.

          G. The Underwriters shall have received a favorable opinion, dated the Closing Date, of Carl Krasik, Esq., Associate General Counsel of Mellon Bank Corporation, with respect to certain matters relating to the Depositor, in form and substance satisfactory to the Underwriters, to the effect that:

               1. The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business so requires. The Depositor has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement, and to cause the Certificates to be issued.

               2. The Depositor is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor.

               3. This Agreement and the Pooling and Servicing Agreement have been duly authorized, executed and delivered by the Depositor.

               4. The execution, delivery and performance of this Agreement and the Pooling and Servicing Agreement by the Depositor, the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Certificates do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor or any of its subsidiaries is subject, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor, nor will such actions result in a violation of the provisions of the certificate of incorporation or by-laws of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets, which breach or violation would have a material adverse effect on the business, operations or financial condition of the Depositor.

               5. The direction by the Depositor to the Trustee to execute, issue, authenticate and deliver the Certificates has been duly authorized by the Depositor.

               6. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the Certificates, and the sale of the Certificates to the Underwriters, or the consummation by the Depositor of the other transactions contemplated by this Agreement and the Pooling and Servicing Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required State securities or Blue Sky laws in connection with the purchase and distribution of the Certificates by the Underwriters or as have been previously obtained.

               7. There are not, to the best of such counsel's knowledge, any actions, proceedings or investigations pending with respect to which the Depositor has received service of process before or, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject: (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (b) asserting the invalidity of the Pooling and Servicing Agreement, this Agreement or the Certificates; (c) seeking to prevent the issuance of the Certificates or the consummation by the Depositor of any of the transactions contemplated by the Pooling and Servicing Agreement or this Agreement; or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement, this Agreement or the Certificates.

               Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters to the effect that no facts have come to the attention of such counsel which lead them to believe that: (a) the Registration Statement, at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except as to financial or statistical data contained or incorporated in the Registration Statement); or (b) the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial or statistical data contained or incorporated in the Prospectus).

          H. The Underwriters shall have received the favorable opinion or opinions, dated the date of the Closing Date, of counsel for the Underwriters, with respect to the issue and sale of the Certificates, the Registration Statement, this Agreement, the Prospectus and such other related matters as the Underwriters may reasonably require.

          I. The Depositor and the Bank shall each have furnished to the Underwriters a certificate, dated the Closing Date and signed by the Chairman of the Board, the President or a Vice President of the Depositor and the Bank, respectively, stating as it relates to each such entity:

               1. The representations and warranties made by such entity in this Agreement and in the Pooling and Servicing Agreement are true and correct as of the Closing Date; and such entity has complied with all agreements contained herein which are to have been complied with on or prior to the Closing Date.

               2. The information contained in the Prospectus relating to such entity and the Receivables is true and accurate in all material respects and nothing has come to his or her attention that would lead such officer to believe that the Registration Statement or the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

          In addition to the foregoing, the certificate of the Bank shall state that the representations and warranties set forth in Sections 1 D, E, F, G, H, L, M, O, P, Q and R are made by the Bank instead of the Depositor and, modified as appropriate, are true as to the Bank as though such representations and warranties were fully set forth in such certificate.

          J. The Underwriters shall have received a favorable opinion of counsel to the Trustee, dated the Closing Date and in form and substance satisfactory to the Underwriters, to the effect that:

               1. The Trustee is a _____________________________ duly
               incorporated, validly existing and in good standing under the laws of ___________________.

               2. The Trustee has the full corporate trust power to execute, deliver and perform its obligations under the Pooling and Servicing Agreement.

               3. The execution and delivery by the Trustee of the Pooling and Servicing Agreement and the performance by the Trustee of its obligations under the Pooling and Servicing Agreement have been duly authorized by all necessary corporate action of the Trustee.

               4. The Pooling and Servicing Agreement is a valid and legally binding obligation of the Trustee enforceable against the Trustee.

               5. The Certificates have been duly authenticated, executed and delivered by the Trustee.

               6. If the Trustee were acting as Servicer under the Pooling and Servicing Agreement as of the date of such opinion, the Trustee would have the full corporate trust power to perform the obligations of the Servicer under the Pooling and Servicing Agreement.

          K. The Certificates shall have been rated in the categories and by the rating agencies set forth in the Prospectus Supplement.

          L. Prior to the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Certificates as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained, and all proceedings taken by the Depositor in connection with the issuance and sale of the Certificates as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

          M. Subsequent to the execution and delivery of this Agreement none of the following shall have occurred: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by federal or state authorities; (iii) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) as to make it in each of the instances set forth in clauses (i), (ii), (iii) and (iv) herein, in the reasonable judgment of the Underwriters, impractical or inadvisable to proceed with the public offering or delivery of the Certificates on the terms and in the manner contemplated in the Prospectus.

          N. The Underwriters shall have received from KPMG Peat Marwick LLP, certified public accountants, a letter dated the date of the Prospectus Supplement and satisfactory in form and substance to the Underwriters and their counsel, to the effect that they have performed certain specified procedures, all of which have been agreed to by the Underwriters, as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement agrees with the records of the Depositor or the Bank, as applicable, excluding any questions of legal interpretation.

          O. The Underwriters shall have received evidence satisfactory to them and counsel for the Underwriters that, on or before the Closing Date, UCC-1 financing statements shall have been submitted to the Trustee, for filing in the appropriate filing offices reflecting (1) the transfer of the interest in the Receivables, certain other property and the proceeds thereof (A) from the Seller to the Depositor and (B) from the Depositor to the Trust, and (2) the grant of the security interest by the Trust in the Receivables, certain other property and the proceeds thereof to the Trustee.

          If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Depositor at any time at or prior to the closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 7.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Underwriters and their counsel.

          SECTION 7 PAYMENT OF EXPENSES. The Depositor agrees to pay: (a) the costs incident to the authorization, issuance, sale and delivery of the Certificates and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the fees and expenses of qualifying the Certificates under the securities laws of the several jurisdictions designated by the Underwriters as provided in Section 5(G) hereof and of preparing, printing and distributing a Blue Sky Memorandum and a Legal Investment Survey (including related fees and expenses of counsel to the Underwriters); (f) any fees charged by securities rating services for rating the Certificates; (g) the costs of the accountant's letter referred to in
Section 6(N) hereof; and (h) all other costs and expenses incident to the performance of the obligations of the Depositor (including costs and expenses of its counsel); provided that, except as provided in this Section 7, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Certificates which they may sell and the expenses of advertising any offering of the Certificates made by the Underwriters, and the Underwriters shall pay the cost of any accountant's letters relating to any Investor Materials (as defined in Section 5(E) hereof).

          If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6 or Section 11, the Depositor shall cause the Underwriters to be reimbursed for all reasonable out-of-pocket expenses, including fees and disbursements of Stroock & Stroock & Lavan LLP, counsel for the Underwriters.

          SECTION 8 INDEMNIFICATION AND CONTRIBUTION.

          A. The Depositor agrees to indemnify and hold harmless the Underwriters and each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Certificates), to which such Underwriter or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereof or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment thereof or supplement thereto, or (iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse such Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Depositor shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus, or any amendment thereof or supplement thereto, or the Registration Statement, or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of such Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Depositor may otherwise have to any Underwriter or any controlling person of any of such Underwriter. The only information furnished by or on behalf of the Underwriters for use in connection with the preparation of the Registration Statement or the Prospectus is described in Section 8(I) hereof.

          B. Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Depositor, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Depositor or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereof or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment thereof or supplement thereto, or (iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of such Underwriter specifically for inclusion therein, and shall reimburse the Depositor and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Depositor or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Depositor or any such director, officer or controlling person. The only information furnished by or on behalf of the Underwriters for use in connection with the preparation of the Registration Statement or the Prospectus is described in
          Section 8(I) hereof.

          C. Promptly after receipt by any indemnified party under this Section 8 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8.

          If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except to the extent provided in the next following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the related Underwriter, if the indemnified parties under this Section 8 consist of one or more Underwriters or any of its or their controlling persons, or the Depositor, if the indemnified parties under this Section 8 consist of the Depositor or any of the Depositor's directors, officers or controlling persons.

          Each indemnified party, as a condition of the indemnity agreements contained in Section 8(A) and (B), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          Notwithstanding the foregoing paragraph, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

          D. Each Underwriter agrees to provide the Depositor no later than two Business Days prior to the day on which the Prospectus Supplement is required to be filed pursuant to Rule 424 with a copy of any Investor Materials (as defined in Section 5(E) hereof) produced by such Underwriter for filing with the Commission on Form 8-K.

          E. Each Underwriter severally agrees, assuming all Seller Provided Information is accurate and complete in all material respects, to indemnify and hold harmless the Depositor, each of the Depositor's directors, each of its officers who signed the Registration Statement, and each person who controls the Depositor within the meaning of
          Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Investor Materials provided by such Underwriter and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred. The obligations of an Underwriter under this Section 8(E) shall be in addition to any liability which such Underwriter may otherwise have.

          The procedures set forth in Section 8(C) shall be equally applicable to this Section 8(E).

          F. If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(A), (B) or (E) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Depositor on the one hand and the related Underwriter on the other from the offering of the related Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(C), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor on the one hand and the related Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

          The relative benefits of the Depositor and an Underwriter shall be deemed to be in such proportion as the total net proceeds from the offering (before deducting expenses) received by the Depositor bear to the excess of (i) the purchase price paid by investors to such Underwriter for the Certificates sold by such Underwriter over (ii) the purchase price paid by such Underwriter to the Depositor for such Offered Certificates (the "Spread").

          The relative fault of the Depositor and an Underwriter shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Depositor or by such Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

          The Depositor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(F) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(F) shall be deemed to include, for purposes of this Section 8(F), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

          For purposes of this Section 8, in no case shall any Underwriter be responsible for any amount in excess of the Spread received by such Underwriter in connection with the Offered Certificates purchased by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          G. For purposes of this Section 8, as to each Underwriter the term "Investor Materials" means such portion, if any, of the information delivered to the Depositor by such Underwriter pursuant to Section 8(D) for filing with the Commission on Form 8-K as:

          (i) is not contained in the Prospectus without taking into account information incorporated therein by reference through a Form 8-K -- Investor Materials; and

          (ii) does not constitute Seller-Provided Information.

               "Seller-Provided Information" means any computer tape (or other information) furnished to any Underwriter by or on behalf of the Seller or Master Servicer concerning the assets comprising the Trust.

          H. The Bank agrees to indemnify each indemnified party referred to in
          Section 8(A) hereof with respect to Seller Provided Information to the same extent as the indemnity granted under such section. The procedures set forth in Section 8(C) shall be equally applicable to this Section 8(H).

          I. Each Underwriter confirms that the information regarding such Underwriter set forth in the last paragraph on the cover page of the Prospectus Supplement, the information regarding such Underwriter set forth under the caption "Underwriting" in the Prospectus Supplement and such Underwriter's Investor Materials, if any (other than to the extent such information is based on Seller Provided Information) furnished by such Underwriter is correct, and the parties hereto acknowledge that such information constitutes the only information furnished in writing by or on behalf of any Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus.

          SECTION 9 REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Depositor submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling persons thereof, or by or on behalf of the Depositor and shall survive delivery of any Certificates to the Underwriters.

          SECTION 10 DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters participating in the public offering of the Certificates shall fail at the Closing Date to purchase the Certificates which it is (or they are) obligated to purchase hereunder (the "Defaulted Certificates"), then the non-defaulting Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Certificates in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Underwriters have not completed such arrangements within such 24-hour period, then:

               (i) if the aggregate principal amount of Defaulted Certificates does not exceed 10% of the aggregate principal amount of the Certificates to be purchased pursuant to this Agreement, the non-defaulting Underwriters named in this Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all such non-defaulting Underwriters, or

               (ii) if the aggregate principal amount of Defaulted Certificates exceeds 10% of the aggregate principal amount of the Certificates to be purchased pursuant to this Agreement, this Agreement shall terminate, without any liability on the part of any non-defaulting Underwriters.

          No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from the liability with respect to any default of such Underwriter under this Agreement.

          In the event of a default by any Underwriter as set forth in this
Section 10, each of the Underwriters and the Depositor shall have the right to postpone the Closing Date for a period not exceeding five Business Days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

          SECTION 11 TERMINATION OF AGREEMENT. The Underwriters may terminate this Agreement immediately upon notice to the Depositor, at any time at or prior to the Closing Date if any of the events or conditions described in Section 6(M) of this Agreement shall occur and be continuing. In the event of any such termination, the covenant set forth in Section 5(H), the provisions of Section 7, the indemnity agreement set forth in Section 8, and the provisions of Sections 9, 12 and 15 shall remain in effect.

          SECTION 12 OBLIGATIONS OF THE BANK. The Bank agrees with the Underwriters, for the sole and exclusive benefit of each such Underwriter and each person controlling such Underwriter within the meaning of the Securities Act and not for the benefit of any assignee thereof or any other person or persons dealing with such Underwriter, in consideration of and as an inducement to their agreement to purchase the Certificates from the Depositor, to indemnify and hold harmless each Underwriter against any failure by the Depositor to perform its obligations to the Underwriters hereunder, including, without limitation, any failure by the Depositor to honor any obligation to any Underwriter pursuant to Section 8 hereof.

          SECTION 13 NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

               A. if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to:

                  [Names and Addresses of Underwriters]
                  ________________________________
                  ________________________________
                  ________________________________
                  ________________________________

               B. if to the Depositor, shall be delivered or sent by mail, telex or facsimile transmission to:


                  Mellon Auto Receivables Corporation
                  One Mellon Bank Center
                  Fourth Floor
                  Pittsburgh, Pennsylvania  15258
                  Attention:  President
                  Fax: (412) 234-7142

          SECTION 14 PERSONS ENTITLED TO THE BENEFIT OF THIS AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Depositor, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any of the Underwriters within the meaning of Section 15 of the Securities Act, and for the benefit of directors of the Depositor, officers of the Depositor who have signed the Registration Statement and any person controlling the Depositor within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          SECTION 15 SURVIVAL. The respective indemnities, representations, warranties and agreements of the Depositor and the Underwriters contained in this Agreement, or made by or on behalf of them, respectively, pursuant to the shall survive the delivery of and payment for the Certificates and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          SECTION 16 DEFINITION OF THE TERM "BUSINESS DAY". For purposes of this Agreement, "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading.

          SECTION 17 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of law rules thereof.

          SECTION 18 COUNTERPARTS. This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          SECTION 19 HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement between the Depositor and the Underwriters, please indicate your acceptance in the space provided for the purpose below.

                                        Very truly yours,

                                        MELLON AUTO RECEIVABLES CORPORATION


                                        By:_________________________________
                                           Name:
                                           Title:

                                        MELLON BANK, N.A.


                                        By:_________________________________
                                           Name:
                                           Title:

CONFIRMED AND ACCEPTED, as
of the date first above written:

______________________________________


By: __________________________________
    Name:
    Title:

______________________________________


By: __________________________________
    Name:
    Title:

                                   SCHEDULE A
                                                           Initial Principal
                                                               Balance of
Underwriter                                               Class A Certificates
-----------                                               --------------------
____________________________......................                $
____________________________......................                $
Total.............................................                $


                                                           Initial Principal
                                                               Balance of
Underwriter                                               Class B Certificates
-----------                                               --------------------
___________________________.......................                $
___________________________.......................                $
___________________________.......................                $
Total.............................................                $



                         Original
                         Principal
Security                 Balance $          Price %         Price $      Rate %
--------                 ---------          -------         -------      ------

Class A Certificates
Class B Certificates


Total Price to Public:       $
Total Price to Depositor:    $
Underwriting Discounts
  and Commissions:           $